FINANCIAL EXPENSES, NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Income:
Foreign currency translation adjustments	$ 0	$ 0	$ 109
Other income	0	0	15
Total income	0	0	124
Expenses:
Interest and bank charges	144	154	253
Foreign currency translation adjustments	145	42	0
Total expenses	289	196	253
Financial expenses, net	$ 289	$ 196	$ 129